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                                                         SEC File Nos. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS
                          MainStay Research Value Fund
                        MainStay International Bond Fund
                         MainStay Strategic Value Fund

                      Supplement dated September 30, 2004
                     to the Prospectus dated March 1, 2004

This Supplement updates certain information contained in the above dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

At a meeting on September 21, 2004, the Board of Trustees of the Trust approved Agreements and Plans of Reorganization (each an "Agreement") whereby: (1) all of the assets and liabilities of the MainStay Research Value Fund will be transferred to the MainStay Value Fund in exchange for shares of the MainStay Value Fund; (2) all of the assets and liabilities of the MainStay International Bond Fund will be transferred to the MainStay Global High Income Fund in exchange for shares of the MainStay Global High Income Fund; and (3) all of the assets and liabilities of the MainStay Strategic Value Fund will be transferred to the MainStay Balanced Fund in exchange for shares of the MainStay Balanced Fund (each a "Reorganization"). In the case of the proposed Reorganization involving the Strategic Value Fund, at a meeting held September 29, 2004 the Board of Trustees of Eclipse Funds also approved the Agreement with respect to the Balanced Fund, which is a series of Eclipse Funds. Under these Agreements, the MainStay Research Value Fund, MainStay International Bond Fund and the MainStay Strategic Value Fund would be completely liquidated after the Reorganization.

The Reorganizations are being proposed due to the small asset size, lack of expected asset growth and historical performance of the Funds to be acquired.
In approving the Agreements, the Board of Trustees of the Trust and the Board of Trustees of Eclipse Funds each considered various factors, including, as applicable: the potential benefits of the Reorganization to shareholders of each of the subject Funds; the relevant past and current growth in assets and investment performance and future prospects of each Fund; the compatibility of investment objectives, policies, restrictions and investment holdings of the Funds; the terms and conditions of the Agreements and whether there would be any dilution of shareholder interests, and any direct or indirect costs to be incurred by shareholders of each of the subject Funds.

A meeting of shareholders of each of the MainStay Research Value Fund, MainStay International Bond Fund and the MainStay Strategic Value Fund has been scheduled for January 18, 2005 in order to vote on the proposed Reorganizations. Should shareholders approve a Reorganization, it is scheduled to be effective on or about the close of business on January 21, 2005.

            Please Retain This Supplement For Your Future Reference